Exhibit 99.1

@NFX is periodically published to keep shareholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

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February 1, 2005

We have recently added significant hedge positions. Notice that we are using predominately wide band collars, three-ways and floors. This allows us to ensure adequate cash flow to fund our 2005 budget and preserves significant exposure to upside in oil and gas prices. Please see below for a complete update on all of our hedge positions.

Steve Campbell

Natural Gas Hedge Positions

The following hedge positions for the first quarter of 2005 and beyond are as of January 31, 2005:

First Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

8,057 MMMBtus	$7.00	—	—	—	—
23,445 MMMBtus	—	—	$5.74 — $10.35	$3.50 — $8.00	$4.16 — $13.50
5,400 MMMBtus	—	$5.49	—	$5.47 — $5.50	—

Second Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

9,060 MMMBtus	$6.19	—	—	—	—
9,645 MMMBtus	—	—	$5.50 — $7.70	$3.50 — $6.00	$4.16 — $8.55
13,500 MMMBtus	—	$5.50	—	$5.50 — $5.51	—
6,150 MMMBtus*	—	—	$5.86 — $7.50	$5.50 — $6.15	$7.45 — $7.60

Third Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

9,406 MMMBtus	$6.17	—	—	—	—
9,945 MMMBtus	—	—	$5.51 — $7.68	$3.50 — $6.00	$4.16 — $8.55
13,500 MMMBtus	—	$5.50	—	$5.50 — $5.51	—
6,150 MMMBtus*	—	—	$5.86 — $7.50	$5.50 — $6.15	$7.45 — $7.60

Fourth Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

6,425 MMMBtus	$5.93	—	—	—	—
5,145 MMMBtus	—	—	$5.51 — $8.24	$3.50 — $6.00	$4.16 — $10.00
4,500 MMMBtus	—	$5.50	—	$5.50 — $5.51	—
3,650 MMMBtus*	—	—	$5.95 — $8.92	$5.50 — $6.15	$7.45 — $12.00

First Quarter 2006

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

2,400 MMMBtus	—	—	$5.80 — $10.00	$5.80	$10.00
2,400 MMMBtus*	—	—	$6.06 — $10.75	$6.00 — $6.15	$10.00 — $12.00

*These 3-way collar contracts are standard natural gas collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per MMMBtu as per the table above until the price drops below a weighted average price of $4.83 per MMMBtu. Below $4.83 per MMMBtu, these contracts effectively result in realized prices that are on average $1.08 per MMMBtu higher than the cash price that otherwise would have been realized.

Crude Oil Hedge Positions

The following hedge positions for the first quarter of 2005 and beyond are as of January 31, 2005:

First Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

717,000 Bbls	$32.78	—	—	—	—
615,000 Bbls	—	—	$34.67 — $44.93	$27.00 — $45.00	$30.65 — $64.00
120,000 Bbls	—	$41.00	—	$41.00	—
350,000 Bbls**	—	—	$35.17 — $44.84	$25.00 — $46.00	$29.70 — $51.25

Second Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

631,000 Bbls	$33.21	—	—	—	—
828,000 Bbls	—	—	$37.82 — $53.23	$27.00 — $45.00	$30.65 — $64.00
302,000 Bbls**	—	—	$39.62 — $50.08	$35.00 — $46.00	$49.00 — $51.25

Third Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

635,000 Bbls	$33.25	—	—	—	—
681,000 Bbls	—	—	$40.20 — $57.45	$35.60 — $45.00	$48.00 — $64.00
304,000 Bbls**	—	—	$39.60 — $50.08	$35.00 — $46.00	$49.00 — $51.25

Fourth Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

635,000 Bbls	$33.25	—	—	—	—
681,000 Bbls	—	—	$40.20 — $57.45	$35.60 — $45.00	$48.00 — $64.00
304,000 Bbls**	—	—	$39.60 — $50.08	$35.00 — $46.00	$49.00 — $51.25

First Quarter 2006

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

381,000 Bbls	$31.61	—	—	—	—
219,000 Bbls**	—	—	$35.18 — $51.30	$35.00 — $36.00	$50.50 — $55.00

Second Quarter 2006

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

383,000 Bbls	$31.64	—	—	—	—
221,000 Bbls**	—	—	$35.18 — $51.29	$35.00 — $36.00	$50.50 — $55.00

Third Quarter 2006

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

385,000 Bbls	$31.66	—	—	—	—
283,000 Bbls**	—	—	$35.35 — $52.07	$35.00 — $36.00	$50.50 — $55.00

Fourth Quarter 2006

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

385,000 Bbls	$31.66	—	—	—	—
283,000 Bbls**	—	—	$35.35 — $52.07	$35.00 — $36.00	$50.50 — $55.00

First Quarter 2007

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

120,000 Bbls	$27.00	—	—	—	—
720,000 Bbls**	—	—	$33.00 — $50.19	$32.00 — $35.00	$44.70 — $52.80

Second Quarter 2007

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

120,000 Bbls	$27.00	—	—	—	—
728,000 Bbls**	—	—	$33.00 — $50.19	$32.00 — $35.00	$44.70 — $52.80

Third Quarter 2007

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

736,000 Bbls**	—	—	$33.00 — $50.19	$32.00 — $35.00	$44.70 — $52.80

Fourth Quarter 2007

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

736,000 Bbls**	—	—	$33.00 — $50.19	$32.00 — $35.00	$44.70 — $52.80

First Quarter 2008

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

819,000 Bbls**	—	—	$33.00 — $50.29	$32.00 — $35.00	$49.50 — $52.90

Second Quarter 2008

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

819,000 Bbls**	—	—	$33.00 — $50.29	$32.00 — $35.00	$49.50 — $52.90

Third Quarter 2008

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

828,000 Bbls**	—	—	$33.00 — $50.29	$32.00 — $35.00	$49.50 — $52.90

Fourth Quarter 2008

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

828,000 Bbls**	—	—	$33.00 — $50.29	$32.00 — $35.00	$49.50 — $52.90

First Quarter 2009

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

810,000 Bbls**	—	—	$33.33 — $50.62	$32.00 — $36.00	$50.00 — $54.55

Second Quarter 2009

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

819,000 Bbls**	—	—	$33.33 — $50.62	$32.00 — $36.00	$50.00 — $54.55

Third Quarter 2009

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

828,000 Bbls**	—	—	$33.33 — $50.62	$32.00 — $36.00	$50.00 — $54.55

Fourth Quarter 2009

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

828,000 Bbls**	—	—	$33.33 — $50.62	$32.00 — $36.00	$50.00 — $54.55

First Quarter 2010

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

900,000 Bbls**	—	—	$34.90 — $51.52	$32.00 — $38.00	$50.00 — $53.50

Second Quarter 2010

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

909,000 Bbls**	—	—	$34.90 — $51.52	$32.00 — $38.00	$50.00 — $53.50

Third Quarter 2010

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

918,000 Bbls**	—	—	$34.91 — $51.52	$32.00 — $38.00	$50.00 — $53.50

Fourth Quarter 2010

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling

918,000 Bbls**	—	—	$34.91 — $51.52	$32.00 — $38.00	$50.00 — $53.50

**These 3-way collar contracts are standard crude oil collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per barrel as per the table above until the price drops below a weighted average price of $27.86 per barrel. Below $27.86 per barrel, these contracts effectively result in realized prices that are on average $6.25 per barrel higher than the cash price that otherwise would have been realized.

     Any publicly announced changes to the above estimates, as well as, periodic drilling updates will be available through @NFX. Through our web page at www.newfld.com, stockholders may register to receive @NFX by e-mail distribution.